Rule 497 (e)
                                      Registration Nos. 333-182308 and 811-22717



                      FIRST TRUST EXCHANGE-TRADED FUND VI

                     FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF

                                  (the "Fund")

                          SUPPLEMENT TO THE PROSPECTUS
                              DATED MARCH 4, 2014,
                        AS SUPPLEMENTED ON MARCH 6, 2014


                              DATED JULY 25, 2014

      Notwithstanding anything to the contrary in the prospectus, the second paragraph in the section of the prospectus entitled "Fees and Expenses of the Fund--Example" is replaced in its entirety with the following:

        The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until March 31, 2016 and thereafter at 1.20% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE